Exhibit 99.2

2nd Quarter 2011 Conference Call July 19, 2011 Richard C. Adkerson James R. Moffett Co-Chairman of the Board, President & CEO Co-Chairman of the Board

2 Cautionary Statement This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings. This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that those statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, capital expenditures, reclamation costs, anticipated and potential production and flow rates, and other statements that are not historical facts. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Important factors that can cause actual results to differ materially from the results anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, failure to realize expected value creation from acquired properties, variations in the market demand for, and prices of, oil and natural gas, drilling results, unanticipated fluctuations in flow rates of producing wells due to mechanical or operational issues (including those experienced at wells operated by third parties where we are a participant), changes in oil and natural gas reserve expectations, the potential adoption of new governmental regulations, failure of third party partners to fulfill their capital and other commitments, the ability to satisfy future cash obligations and environmental costs, adverse conditions, such as high temperatures and pressure that could lead to mechanical failures or increased costs, the ability to retain current or future lease acreage rights, the ability to satisfy future cash obligations and environmental costs, access to capital to fund drilling activities, as well as other general exploration and development risks and hazards, and other factors described in more detail in Part I, Item 1A. "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC. Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2010. This presentation contains a financial measure, earnings before interest, taxes, depreciation, amortization and exploration expenses (EBITDAX), commonly used in the oil and natural gas industry but not defined under GAAP. As required by SEC Regulation G, reconciliations of this measure to amounts reported in McMoRan's consolidated financial statements are included in the supplemental schedules of this presentation.

2Q11 Highlights Advanced Industry Leading Deep Drilling on GOM Shelf Davy Jones - Tuscaloosa/Lower Cretaceous Log Results Expand Resource Potential Blackbeard East - Preparing for By-pass Operations Lafitte - Drilling Below the Salt Davy Jones No. 1 Completion Activities On Track for YE 2011 Flow Test Favorable Production Performance Positive Production Results at Laphroaig Deep Gas Well 2Q Rate of 197 MMcfe/d Exceeded April Estimate 2011 Annual Estimate Revised Higher $765 MM in Cash at 6/30/11 3

2Q11 Summary Net Loss: $50.2 Million ($0.32/share), Includes: $36.8 Million in Dry Hole Costs $29.2 Million in Impairment Charges $20.4 Million in Charges for ARO Adjustments(1) $12.9 Million in Insurance Proceeds EBITDAX(2): $96.9 Million Operating Cash Flow: $102.6 Million, Including: $28.4 Million in Working Capital Sources $20.0 Million in Abandonment Expenditures Capital Expenditures of $162.4 Million 4 Volumes Realization Natural Gas 11.6 Bcf $4.71/Mcf Oil 0.8 MM Bbls $109.08/Bbl Plant Products 1.6 Bcfe $9.64/Mcfe McMoRan 2Q11 Sales Stats Production Rate of 197 MMcfe/d Exceeded April 2011 Estimate of 190 MMcfe/d (1) Approximately $8.1 million of these reclamation charges are expected to be reimbursable under McMoRan's insurance policies when the related reclamation expenditures are incurred (2) Please see slide 27 for reconciliation of this Non-GAAP Measure to net income.

Well Status Report 5 Lafitte WI: 72.0%; NRI: 58.3% Current Depth: 24,200' PTD: 29,950' Boudin WI: 53.5%; NRI: 42.4% Current Depth: 19,350' PTD: 23,100' Blackbeard East WI: 70.0%; NRI: 56.2% Commencing By-Pass Operations at 30,700' Hurricane Deep TA'd Well Evaluating Opportunities to Sidetrack or Deepen Davy Jones Offset Appraisal WI: 60.4%; NRI: 47.9% 120' Net Pay in Wilcox 192' Potential Net Pay In Tuscaloosa/Cretaceous Laphroaig #2 Production Commenced in April 2011 Ultra-Deep Prospect ? ? ? ? ? ? Deep Gas Prospect

6 Davy Jones Completion Update Equipment Being Procured Includes: 25,000 psi Production Tree 25,000 psi Safety Valve 25,000 psi Blowout Preventer Specialized Tubulars Completion and Flow Test of No. 1 Well Expected by YE 2011 No. 2 Well Completion Expected to Commence in 2Q 2012 with Flow Test to Follow Both Wells Could Produce Immediately Following Successful Flow Tests 25,000 PSI BOP Early Stage Top Side Work - Jacket Assembly Recently Completed Successful Test on 25,000 PSI Production Tree

DAVY JONES 2 SATELLITE SM234B DAVY JONES 1 CENTRAL PROCESS FACILITY SM230A SUBSEA TIE-IN TGP 16" PIPELINE SM235 8" PIPELINE (2.6 MILES) 16" PIPELINE (1.4 MILES) Davy Jones Field Development 7 Initial capacity: 150 MMcf/d Expandable to: 275 MMcf/d Quickly Production Facility Capacity

8 Ultra-Deep Status Report Proved Wells Can be Drilled/Evaluated Safely Below Salt Weld Confirmed Geologic Model in 5 Formations Below Salt Weld Proved High Quality Reservoirs With Large Structural Features Are Present Below Salt Weld Developing Expertise/Technology for High Pressure/High Temperature Completions Identified Conventional Completion Opportunities Activities to Date Have De-risked Shallow Water, Ultra-Deep Shelf Play Flow Testing Reserve Bookings Following Successful Flow Tests Additional Delineation Drilling Apply Model on Other Prospects Within Newly Defined Trend ? ? ? What's Next? ? ?

9 Resource Potential Identified to Date From Drilling Results Gross Resource MMR Prospect Sand Age Potential Share Blackbeard West Miocene 2.4 1.3 Oligocene 2.0 1.1 Blackbeard East Miocene 0.8 0.4 Frio 0.5 0.3 Davy Jones #1 & #2 Wilcox 4.4 2.1 Tuscaloosa 1.6 0.8 Lower Cretaceous 0.7 0.3 Barbosa Miocene 2.0 1.2 TOTAL 14.4 7.5 A portion of this section on this prospect has not yet been drilled. 900 Bcfe of resource potential based on cross correlation of velocity anomaly seen at Blackbeard East. ~1 Tcfe of resource potential based on cross correlation to Blackbeard East that has not yet been drilled at Blackbeard West. Prospect has not yet been drilled. Resource potential based on cross correlation of velocity anomaly seen at Blackbeard East. NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential," which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement. (Tcfe) (Tcfe) (1) (2) (3)

McMoRan

Ultra-Deep Prospects/Potential

Buried Treasures on the Shelf

Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 14+ Tcfe Net*
Gross Unrisked Potential Could Exceed 100 Tcfe



MMR Wilcox/Cretaceous Play
MMR Miocene/Wilcox Play
MMR Oligocene/Frio Play
ENGLAND
JOHN PAUL JONES
DAVY JONES
BLACKBEARD WEST
BONNET
QUEEN ANNE'S REVENGE
DRAKE
BLACKBEARD EAST
(in progress)
CALICO JACK
BARATARIA
HOOK
BARBOSA
CAPTAIN BLOOD
MORGAN
LAFITTE
100'
650'
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage
Drilling

* Assumes McMoRan has rights to 48% NRI; actual WI & NRI are pending unitization and other parties' participation on a per prospect basis.

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

10

McMoRan

2011 Outlook Summary

Buried Treasures on the Shelf

- **2011 Production Estimate***
  - Annual Average 185 MMcfe/d, 10 MMcfe/d Higher Than April 2011 Estimate
  - 3Q11e – 180 MMcfe/d

- **2011 Capital Expenditures Estimate – $500 MM**
  - $300 MM in Exploration
  - $200 MM in Development
  - Spending to Continue to be Driven by Opportunities, Drilling Results and Follow-on Development Activities

- **Abandonment Expenditures Estimate**
  - ~$160 MM in P&A Expenditures
  - ~$60 MM Expected to be Covered by Insurance
  - $49 MM Escrowed as of 6/30/11 for Future P&A
  - Continue to Pursue Additional Reimbursements Under Insurance Programs for Other 2008 Hurricane Related Claims Expected in Future Periods

** Dependent on the timing of planned recompletions and start ups, production performance, weather and other factors.*
e = estimate. See Cautionary Statement.

11

+/- $1/MMbtu Gas Price $25 +/- $5/bbl Oil Price $7 +/- 10% Production Volume $24 EBITDAX Estimate Sensitivities Impact to Remaining 6 months Cash Flow Sensitivities 12 2011e EBITDAX (1) -$1/MMbtucf-$5/Bbl Forward Pricing +$1/MMbtu-+$5/Bbl Annualized EBITDAX 298 330 362 Forward Pricing +$1/MMbtu +$5/Bbl $298 $330 -$1/MMbtu -$5/Bbl ($ in millions) (1) Based on 2011 production estimate from existing fields and NYMEX forward curve pricing as of July 13, 2011 ($4.48/MMbtu and $98.67/bbl for remaining 6 months of 2011). e = estimate. See Cautionary Statement. $362

Reference Slides

14 Conceptual Model - Ultra-Deep Play McMoRan Broadly Recognized as Industry Leader in This New Exploration Frontier Data received to date from Davy Jones/Blackbeard West & East confirm McMoRan's original geologic modeling, which correlates the objective sections on the Shelf below the salt weld in the Miocene and older age sections to those productive sections seen in deepwater discoveries by other industry participants.

15 Davy Jones Recent Data Expands Resource Potential of Davy Jones 29,000' Tuscaloosa Sand with Mid-20% Porosity Wilcox Sands with 13-15% Porosity Lower Cretaceous Carbonates Wilcox Sands with 13-20% Porosity Discovery Well Offset Well

16 Davy Jones 2 Wells Confirmed Presence of Wilcox Age Sands on Shelf & Structural Continuity Confirmed Prospectivity of Tuscaloosa Sands and Cretaceous Carbonates What Have We Learned? Completion/Flow Testing of Nos. 1 & 2 Wells New Wilcox Delineation Well on Northern Part of Structure Well to Evaluate Tuscaloosa and Lower Cretaceous Updip What's Next? Recent Data Expands Resource Potential of Davy Jones

Davy Jones Distance From Carbonate Cretaceous Fields Offshore/Onshore Mexico 17 Davy Jones Cantarell Complex Offshore Mexico 680 miles Tabasco Field Onshore Mexico

18 Blackbeard West Drilling Technology of Ultra-Deep Wells Presence of Miocene/Oligocene Age Sands Below 30,000' Unlocked Potential for Major New Geologic Trend Log from Original Well Drilled by Previous Operator to 30,067' in 2006 What Have We Learned? 26,000' Offset Well to Evaluate Miocene Sands Seen at Blackbeard East Below Salt Weld Will Assess Completion of #1 Well Following Davy Jones Flow Test What's Next? MMR Successfully Deepened 3,000' and Logs Indicated 4 Hydrocarbon Bearing Sands Below 30,067' Oligocene Disturbed Zone (Section)

19 Blackbeard East Confirmed Presence of Hydrocarbon Bearing Miocene Age Sands Above 25,000' Data Indicate Conventional Completion Opportunities Available Below Salt Confirmed Presence of First Hydrocarbon Bearing Frio Sands Seen Offshore LA on Shelf - Potential New Trend for Ultra-Deep What Have We Learned? By-pass Well to Evaluate Eocene Potential Updip Delineation Well to Evaluate Miocene Sands Seen Above 25,000' What's Next? Upper Miocene Middle Miocene Frio

Other Ultra-Deep Prospects with Similar Characteristics to Blackbeard Velocity Anomaly Seen at Blackbeard East May be Visible at Other Nearby Prospects 20 West East Velocity Anomalies Below Salt Weld Salt Weld

21 Lafitte Ultra-Deep Exploration Prospect Located in 140 Feet of Water MMR WI: 72.0% MMR NRI: 58.3% Spud Date: October 3, 2010 Drilling Below 24,200' Targeting Miocene Objectives and Possibly Oligocene (Frio) Below the Salt Weld PTD: 29,950' Eugene Island Blocks 222/223/244

22 Lafitte Cross Section Disturbed Zone

23 Lafitte/Barataria/Captain Blood Cross Section Presence of Sands at Lafitte, if Confirmed, Would Enhance the Prospectivity of Barataria and Captain Blood, as They are All One Complex.

24 Summary of Ultra-Deep Geologic Findings to Date

25 Boudin Cross Section

26 2Q11 Average Production Rates For Top Fields Main Pass 299 Gross: 10; Net: 8 LA State Lease 18090 "Long Point" Gross: 23; Net: 6 "Laphroaig No. 2" (1) Gross: 50; Net: 15 South Marsh Island 212 "Flatrock" Field Gross: 172; Net: 70 Eugene Island 251 Gross: 15; Net: 6 Vermilion 215 Gross: 7; Net: 5 West Delta 27 Gross: 7; Net: 4 Natural Gas (Bcf) 11.6 Oil (MM bbls) 0.8 Plant Products (Bcfe) 1.6 2Q11 Sales West Cameron 96 Gross: 20; Net: 6 (MMcfe/d) May/June 2011 average; commenced production in late April 2011. High Island 537 Gross: 13; Net: 7 Breton Sound 33 Gross: 24; Net: 7

27 Reconciliation of Non-GAAP Measure EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not a recognized accounting term under accounting principles generally accepted in the United States of America (GAAP). As defined by McMoRan, EBITDAX reflects the company's adjusted oil and gas operating income (loss). EBITDAX is derived from net loss from continuing operations before interest expense, net; income tax expense; Main Pass Energy HubTM costs; exploration expenses; depletion, depreciation and amortization expense; stock-based compensation charged to general and administrative expenses; insurance recoveries; and other income, net. EBITDAX should not be considered by itself or as a substitute for net income (loss), operating income (loss), cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of McMoRan's profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net income (loss), the computation of this non-GAAP financial measure may be different from similar presentations of other companies, including oil and gas companies in our industry. As a result, the EBITDAX data presented below may not be comparable to similarly titled measures of other companies. A reconciliation of net loss to EBITDAX for the second quarter ended June 30, 2011 is set forth below: Net loss applicable to common stock, as reported $ (50.2) Preferred dividends and inducement payments for early conversion of preferred stock 10.3 Loss from discontinued operations 2.0 Loss from continuing operations, as reported (37.9) Interest expense, net 2.7 Main Pass Energy HubTM costs 0.3 Exploration expenses 47.9 Depreciation, depletion and amortization expense 95.3 Stock-based compensation charged to general and administrative expenses 1.6 Insurance recoveries (12.9) Other income, net (0.1) EBITDAX $ 96.9 2Q11 ($ in millions)